                             RHYTHMS NETCONNECTIONS INC.

                     SERIES B PREFERRED STOCK PURCHASE AGREEMENT


                                    MARCH 12, 1998




                                  TABLE OF CONTENTS

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1.   Purchase and Sale of Stock. . . . . . . . . . . . . . . . . . . . . .   1
     1.1    Sale and Issuance of Preferred Stock . . . . . . . . . . . . .   1
     1.2    Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.3    Subsequent Sale of Series B Preferred Stock. . . . . . . . . .   1

2.   Representations and Warranties of the Company . . . . . . . . . . . .   2
     2.1    Organization, Good Standing and Qualification. . . . . . . . .   2
     2.2    Capitalization and Voting Rights . . . . . . . . . . . . . . .   2
     2.3    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . .   3
     2.4    Authorization. . . . . . . . . . . . . . . . . . . . . . . . .   3
     2.5    Valid Issuance of Preferred and Common Stock . . . . . . . . .   3
     2.6    Governmental Consents. . . . . . . . . . . . . . . . . . . . .   3
     2.7    Returns and Complaints . . . . . . . . . . . . . . . . . . . .   4
     2.8    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     2.9    Proprietary Information Agreements . . . . . . . . . . . . . .   4
     2.10   Patents and Trademarks . . . . . . . . . . . . . . . . . . . .   4
     2.11   Compliance with Other Instruments. . . . . . . . . . . . . . .   5
     2.12   Agreements; Action . . . . . . . . . . . . . . . . . . . . . .   5
     2.13   Related-Party Transactions . . . . . . . . . . . . . . . . . .   6
     2.14   Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     2.15   Environmental and Safety Laws. . . . . . . . . . . . . . . . .   6
     2.16   Manufacturing and Marketing Rights . . . . . . . . . . . . . .   6
     2.17   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     2.18   Registration Rights. . . . . . . . . . . . . . . . . . . . . .   7
     2.19   Corporate Documents. . . . . . . . . . . . . . . . . . . . . .   7
     2.20   Title to Property and Assets . . . . . . . . . . . . . . . . .   7
     2.21   Employee Benefit Plans . . . . . . . . . . . . . . . . . . . .   7
     2.22   Financial Statements . . . . . . . . . . . . . . . . . . . . .   7
     2.23   Tax Returns, Payments and Elections. . . . . . . . . . . . . .   7
     2.24   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.25   Minute Books . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.26   Labor Agreements and Actions . . . . . . . . . . . . . . . . .   8

3.   Representations and Warranties of the Investor. . . . . . . . . . . .   8
     3.1    Authorization. . . . . . . . . . . . . . . . . . . . . . . . .   8
     3.2    Purchase Entirely for Own Account. . . . . . . . . . . . . . .   8
     3.3    Disclosure of Information. . . . . . . . . . . . . . . . . . .   9
     3.4    Investment Experience. . . . . . . . . . . . . . . . . . . . .   9
     3.5    Accredited Investor. . . . . . . . . . . . . . . . . . . . . .   9
     3.6    Restricted Securities. . . . . . . . . . . . . . . . . . . . .   9


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
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4.   Covenants of the Investor . . . . . . . . . . . . . . . . . . . . . .   9

     4.1    Further Limitations on Disposition . . . . . . . . . . . . . .   9
     4.2    Legends. . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     4.3    Corporate Securities Law . . . . . . . . . . . . . . . . . . .  10

5.   Conditions of Investor's Obligations at the Closing . . . . . . . . .  11
     5.1    Representations and Warranties . . . . . . . . . . . . . . . .  11
     5.2    Performance. . . . . . . . . . . . . . . . . . . . . . . . . .  11
     5.3    Compliance Certificate . . . . . . . . . . . . . . . . . . . .  11
     5.4    Qualifications . . . . . . . . . . . . . . . . . . . . . . . .  11
     5.5    Proceedings and Documents. . . . . . . . . . . . . . . . . . .  11
     5.6    Opinion of Company Counsel . . . . . . . . . . . . . . . . . .  11
     5.7    Board of Directors . . . . . . . . . . . . . . . . . . . . . .  11
     5.8    Investors' Rights Agreement. . . . . . . . . . . . . . . . . .  11
     5.9    Voting Agreement . . . . . . . . . . . . . . . . . . . . . . .  12

6.   Conditions of the Company's Obligations at the Closing. . . . . . . .  12
     6.1    Representations and Warranties . . . . . . . . . . . . . . . .  12
     6.2    Qualifications . . . . . . . . . . . . . . . . . . . . . . . .  12
     6.3    Performance. . . . . . . . . . . . . . . . . . . . . . . . . .  12
     6.4    Investors' Rights Agreement. . . . . . . . . . . . . . . . . .  12
     6.5    Voting Trust Agreement . . . . . . . . . . . . . . . . . . . .  12

7.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     7.1    Survival of Warranties . . . . . . . . . . . . . . . . . . . .  12
     7.2    Successors and Assigns . . . . . . . . . . . . . . . . . . . .  12
     7.3    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .  13
     7.4    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .  13
     7.5    Titles and Subtitles . . . . . . . . . . . . . . . . . . . . .  13
     7.6    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     7.7    Finder's Fee . . . . . . . . . . . . . . . . . . . . . . . . .  13
     7.8    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     7.9    Amendments and Waivers . . . . . . . . . . . . . . . . . . . .  13
     7.10   Severability . . . . . . . . . . . . . . . . . . . . . . . . .  14
     7.11   Aggregation of Stock . . . . . . . . . . . . . . . . . . . . .  14
     7.12   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . .  14

SCHEDULE A --  Schedule of Investors
SCHEDULE B --  Schedule of Series A Preferred Holders
SCHEDULE C --  Schedule of Common Holders
EXHIBIT A  --  Restated Certificate of Incorporation
EXHIBIT B  --  Amended and Restated Investors' Rights Agreement
EXHIBIT C  --  Voting Trust Agreement
EXHIBIT D  --  Amended and Restated Voting Agreement


                                         (ii)

                     SERIES B PREFERRED STOCK PURCHASE AGREEMENT


     THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT is made as of the 12th day of March 1998, by and between Rhythms NetConnections Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

          1.1  SALE AND ISSUANCE OF PREFERRED STOCK.

               (a) RESTATED CERTIFICATE. The Company shall adopt and file with the Secretary of State of Delaware before the Closing (as defined below) the Restated Certificate of Incorporation in the form attached hereto as EXHIBIT A (the "Restated Certificate").

               (b) PURCHASE OF PREFERRED STOCK. Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing (defined below) (or pursuant to Section 1.3) and the Company agrees to sell and issue to each such Investor at the Closing (or pursuant to Section 1.3) that number of shares of the Company's Series B Preferred Stock set forth opposite each such Investor's name on Schedule A hereto for the purchase price set forth thereon.

          1.2 CLOSING. The purchase and sale of the Series B Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1200, San Diego California, at 10:00 a.m., on March 12, 1998, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series B Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Series B Preferred Stock which such Investor is purchasing at the Closing (as set forth on Schedule A) against delivery to the Company by such Investor of a check or wire transfer in the amount of the purchase price therefor payable to the Company's order.

          1.3 SUBSEQUENT SALE OF SERIES B PREFERRED STOCK. In the event that any Investor does not purchase all of the shares of Series B Preferred Stock set forth opposite such Investor's name on Schedule A hereto at the Closing, the Company may sell up to the balance of such authorized number of shares of Series B Preferred Stock (not sold to such Investor at the Closing) to such Investor at the purchase price set forth on Schedule A, provided the sale is executed not later than two business days following the Closing. Any such Investor shall be treated as an Investor for purposes of this Agreement, and the shares so acquired shall be deemed to be sold hereunder.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions furnished each Investor, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist prior to the Closing, of:

                  (i)    PREFERRED STOCK.
16,944,943 shares of Preferred Stock (the "Preferred Stock"), of which 12,900,000 have been designated Series A Preferred Stock of which 12,855,094 are issued and outstanding (as set forth on Schedule B) and 4,044,943 shares of which have been designated Series B Preferred Stock, all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series B Preferred Stock as of the Closing will be as stated in the Company's Restated Certificate attached hereto as EXHIBIT A.

                 (ii) COMMON STOCK. 22,909,650 shares of common stock ("Common Stock"), of which 900,735 shares are issued and outstanding and are owned by the persons, and in the numbers specified in Schedule C hereto. The outstanding shares of common stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended and any relevant state securities laws, or pursuant to valid exceptions therefrom.

                (iii) Except for (A) the conversion privileges of each of the Series A Preferred Stock and the Series B Preferred Stock to be issued under this Agreement and (B) the rights provided in paragraph 2.4 of the Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement") of even date herewith in the form attached hereto as EXHIBIT B and (C) the Company's reservation of 4,863,971 shares of Common Stock for issuance to employees, directors and consultants pursuant to options granted, and to be granted in the future, under a stock option plan, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Investors' Rights Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series B Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series B Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement and the Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  VALID ISSUANCE OF PREFERRED AND COMMON STOCK.

               (a) The Series B Preferred Stock which is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities law. The Common Stock issuable upon conversion of the Series B Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities law, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Securities (as defined in Section 3.2) hereunder.

               (b) The outstanding shares of Common Stock and Series A Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws, with the Certificate of Incorporation and Bylaws of the Company, and with all instruments, judgments, orders, writs, decrees, and contracts to which the Company is a party or by which it is bound.

          2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities
Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series B Preferred Stock hereunder.

          2.7 RETURNS AND COMPLAINTS. The Company has received no customer complaints concerning its products and/or services, nor has it had any of its products returned by a purchaser thereof.

          2.8 LITIGATION. There is no action, suit, proceeding or investigation pending or, to its knowledge, currently threatened against the Company. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          2.9 PROPRIETARY INFORMATION AGREEMENTS. Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form provided to the Investors. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.10 PATENTS AND TRADEMARKS. (i) The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware after due inquiry of its employees that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement and the Investors' Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge after due inquiry of its employees, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          2.11 COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement or any ancillary agreements and the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of Securities (as defined in Section 3.2), will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the Securities or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties; and (ii) there is no judgment, order, writ or decree issued by a court of law that specifically names the Company.

          2.12 AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby and by the Investors' Rights Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations of the Company (contingent or otherwise) of, or payments to the Company of, $10,000 or more, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances to employees for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, which could adversely affect its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (f) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company in a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

               (g) As of the Closing, the Company has not incurred any expenses and has no liabilities individually in excess of $10,000 or, in the case of expenses and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate.

          2.13 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          2.14 PERMITS. The Company has all franchises, permits, licenses, and other similar authorities necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.15 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

          2.16 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

          2.17 DISCLOSURE. The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Series B Preferred Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, the Investors' Rights Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.18 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.19 CORPORATE DOCUMENTS. Except for amendments after the date of this Agreement pursuant to the Restated Certificate and other amendments that have been approved by the Investors, the Certificate of Incorporation and Bylaws of the Company as currently in effect are in the form previously provided to the Investors.

          2.20 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arose in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.21 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.22 FINANCIAL STATEMENTS. The Company has provided to the Investors copies of its unaudited balance sheet and statement of operations at December 31, 1997 and for the period then ended (the "Financial Statements"). The Financial Statements are true, complete and correct, present fairly the financial condition of the Company and the results of operations as of the date of such statements and have been prepared in accordance with generally accepted accounting principles ("GAAP"), except that the unaudited Financial Statements do not contain the footnotes required by GAAP. The Financial Statements accurately set forth and describe the financial condition and operating results of the Company as of the date, and for the period, indicated therein, subject to normal year-end audit adjustments.

          2.23 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

          2.24 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has general liability insurance with a limit of liability of no less than $2,000,000.

          2.25 MINUTE BOOKS. The minute books of the Company provided to the Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

          2.26 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. Each Investor hereby represents and warrants to the Company that:

          3.1 AUTHORIZATION. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable Federal or state securities laws.

          3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company that the Series B Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Such Investor has full power and authority to enter into this Agreement.

          3.3 DISCLOSURE OF INFORMATION. It believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series B Preferred Stock. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4 INVESTMENT EXPERIENCE. Such Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series B Preferred Stock. If other than an individual, it has not been organized for the purpose of acquiring the Series B Preferred Stock.

          3.5 ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.6 RESTRICTED SECURITIES. It understands that the shares of Series B Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Investor is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     4.   COVENANTS OF THE INVESTOR.

          4.1  FURTHER LIMITATIONS ON DISPOSITION.

               (a) Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4.1, provided and to the extent such sections are then applicable, and the Investors' Rights Agreement and:

                    (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                    (ii) (A) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (b) Notwithstanding the provisions of paragraph (a) above, (i) no such Registration Statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or to the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder, and (ii) no transferee shall be required, as a condition to any transfer of Securities by an Investor, to agree to be bound by this Section 4.1, if the transferee is acquiring such Securities pursuant to a Registration Statement under the Act or in a transaction made pursuant to Rule 144.

          4.2 LEGENDS. It is understood that the certificates evidencing the Securities (and the Common Stock issuable upon conversion thereof) may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the Code.

          4.3 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT THE CLOSING. With respect to the Closing, the obligations of each Investor under subsections 1.1 and 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of Closing.

          5.2 PERFORMANCE. The Company and each other Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3 COMPLIANCE CERTIFICATE. The President of the Company shall have delivered to each Investor at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there has been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of this Agreement.

          5.4 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Series B Preferred Stock and the underlying Common Stock to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended. Any other authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series B Preferred Stock pursuant to this Agreement, shall be duly obtained and effective as of the Closing.

          5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor, and each Investor shall have received all such counterpart original and certified or other copies of such documents as such Investor may reasonably request.

          5.6 OPINION OF COMPANY COUNSEL. Each Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated the date of the Closing, in form and substance satisfactory to the Investors.

          5.7 BOARD OF DIRECTORS. The Board of Directors of the Company as of the Closing shall consist of Ken Harrison, Catherine Hapka, Kevin Compton, William Stensrud, Keith Geeslin and John Walecka.

          5.8 INVESTORS' RIGHTS AGREEMENT. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as EXHIBIT B.

          5.9 VOTING AGREEMENT. The Company and each Investor shall have entered into the Voting Agreement in the form attached as EXHIBIT C.

     6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to the Investor of the Series B Preferred Stock and the Common Stock issuable upon the conversion thereof or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended. Any other authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.3 PERFORMANCE. Each Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.4 INVESTORS' RIGHTS AGREEMENT. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as EXHIBIT B.

          6.5 VOTING TRUST AGREEMENT. The Company and each Investor shall have entered into the Voting Trust Agreement in the form attached as EXHIBIT C.

     7.   MISCELLANEOUS.

          7.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          7.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Securities sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to choice of law principles.

          7.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt, and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

               The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8 EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.9 AMENDMENTS AND WAIVERS. Except for waivers of the Closing Conditions in Section 5 any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 55% or more of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock issued or issuable pursuant to this Agreement. Except for waivers of the closing conditions in Section 5 (which waiver shall not be effective against any individual Investor who does not consent thereto), any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this

Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such securities, and the Company.

          7.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.11 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          7.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.



                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              RHYTHMS NETCONNECTIONS INC.

                              By: /s/ Catherine M. Hapka
                                  -----------------------------------------
                                  Catherine Hapka, President

                    Address:  7737 South Revere Parkway
                              Englewood, CO 80112-3931


                              INVESTOR:

                              ENRON COMMUNICATIONS GROUP, INC.

                              By: /s/ K. L. Harrison
                                  -----------------------------------------

                              Its:
                                  -----------------------------------------
                    Address: 210 Southwest Morrison Street, Suite 400 Portland, OR 97204

                              ENTERPRISE PARTNERS III, L.P.

                              By: /S/ W. R. Stensrud
                                  -----------------------------------------
                              Its: General Partner
                                  -----------------------------------------

                    Address:  7979 Ivanhoe, Suite 550
                              La Jolla, CA 92037
                              Attn:  William Stensrud

                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                              By: /s/ W. R. Stensrud
                                  -----------------------------------------
                              Its: General Partner
                                  -----------------------------------------

                    Address:  7979 Ivanhoe, Suite 550
                              La Jolla, CA 92037
                              Attn:  William Stensrud


                   [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                              BRENTWOOD ASSOCIATES VII, L.P.

                              By:  BRENTWOOD VII VENTURES, L.P.
                                   Its General Partner

                                   By:  /s/ John Walecka
                                        -------------------------------------
                                   Its: General Partner
                                       --------------------------------------

                    Address:  3000 Sand Hill Road
                              Bldg. 1, Suite 260
                              Menlo Park, CA 94025
                              Attn:  John Walecka


                              BRENTWOOD AFFILIATES FUND, L.P.

                              By:  BRENTWOOD VII VENTURES, L.P.
                                   Its General Partner

                                   By: /s/ John Walecka
                                       --------------------------------------
                                   Its: General Partner
                                       --------------------------------------

                    Address:  3000 Sand Hill Road
                              Bldg. 1, Suite 260
                              Menlo Park, CA 94025
                              Attn:  John Walecka


                              KLEINER PERKINS CAUFIELD & BYERS VIII

                              By: /s/ Kevin R. Compton
                                  -------------------------------------------

                              Its: General Partner
                                  -------------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA 94025
                              Attn:  Kevin Compton






                   [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                              KPCB VIII FOUNDERS FUND

                              By: /s/ Kevin R. Compton
                                  -------------------------------------------
                              Its: General Partner
                                  -------------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA 94025
                              Attn:  Kevin Compton


                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II


                              By: /s/ Kevin R. Compton
                                  -------------------------------------------
                              Its: General Partner
                                  -------------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA 94025
                              Attn:  Kevin Compton


                              SPROUT CAPITAL VII, L.P.

                              By:  DLJ Capital Corporation
                                   Managing General Partner


                                   By: /S/ Keith B. Geeslin
                                       --------------------------------------
                                       Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road
                              Building 3, Suite 170
                              Menlo Park, CA 94025
                              Attn:  Keith Geeslin







                   [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                              THE SPROUT CEO FUND, L.P.

                              By:  DLJ Capital Corporation
                                   Its General Partner


                                   By: /s/ Keith B. Geeslin
                                       --------------------------------------

                                       Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road
                              Building 3, Suite 170
                              Menlo Park, CA 94025
                              Attn:  Keith Geeslin


                              DLJ CAPITAL CORPORATION


                              By: /S/ Keith B. Geeslin
                                  -------------------------------------------
                                   Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road
                              Building 3, Suite 170
                              Menlo Park, CA 94025
                              Attn:  Keith Geeslin


                              DLJ FIRST ESC L.L.C.

                              By:  DLJ LBO Plans Management Corporation
                              Its: Manager


                                   By: /S/ Keith B. Geeslin
                                       ---------------------------------------
                                        Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road
                              Building 3, Suite 170
                              Menlo Park, CA 94025
                              Attn:  Keith Geeslin





                   [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                                      SCHEDULE A

                                Schedule of Investors


                                              PURCHASE      NUMBER OF SHARES
                                             PRICE PAID       TO BE ISSUED
                                             AT CLOSING        AT CLOSING

Enron Communications Group, Inc.           $10,000,000.00    2,247,191

Enterprise Partners III, L.P.              $ 1,839,999.35      413,483

Enterprise Partners III Associates,        $   159,999.75       35,955
  L.P.

Kleiner Perkins Caufield & Byers VIII      $ 1,843,198.90      414,202

KPCB VIII Founders Fund                    $   106,800.00       24,000

KPCB Information Sciences Zaibatsu         $    50,000.20       11,236
  Fund II

Brentwood Associates VII, L.P.             $ 1,920,001.45      431,461

Brentwood Affiliates Fund, L.P.            $    79,997.65       17,977

DLJ Capital Corporation                    $    40,001.05        8,989

DLJ First ESC L.L.C.                       $   200,000.80       44,944

Sprout Capital VII, L.P.                     1,739,798.70      390,966

The Sprout CEO Fund, L.P.                  $    20,198.55        4,539

      TOTAL                                $17,999,996.40    4,044,943
                                            -------------    ----------
                                            -------------    ----------

                                      SCHEDULE B

                        Schedule of Series A Preferred Holders

                                                                   TOTAL SERIES
                      FIRST CLOSING (JULY 3, 1997)                    A STOCK

Enterprise Partners III, L.P.                                       1,380,000

Enterprise Partners III Associates, L.P.                              120,000

Enterprise Partners IV, L.P.                                               --

Brentwood Associates VII, L.P.                                      1,060,000

Brentwood Affiliates Fund, L.P.                                        60,000

Kleiner Perkins Caufield & Byers VIII                               1,462,500

KPCB VIII Information Sciences Zaibatsu Fund II                        37,500

DLJ Capital Corporation                                                30,000

DLJ First ESC L.L.C.                                                  150,000

Sprout Capital VII, L.P.                                            1,304,843

The Sprout CEO Fund, L.P.                                              15,157

Epley Investors II, LLC                                               125,000

Stanford University                                                    15,000
                                                                    ---------
     FIRST CLOSING TOTAL                                            5,760,000
                                                                    ---------
                                                                    ---------

                  SECOND CLOSING (JULY 29, 1997)

Brentwood Associates VII, L.P.                                        380,000

     SECOND CLOSING TOTAL                                             380,000
                                                                    ---------
                                                                    ---------
     FIRST & SECOND CLOSING TOTAL                                   6,140,000
                                                                    ---------
                                                                    ---------

                 FRIENDS AND FAMILY CLOSING (DECEMBER 23, 1997)

Other Purchasers                                                      210,000

                                                                TOTAL SERIES
                 THIRD CLOSING (DECEMBER 23, 1997)                 A STOCK
Enterprise Partners III, L.P.                                   1,380,000

Enterprise Partners III Associates, L.P.                          120,000

Brentwood Associates VII, L.P.                                  1,440,000

Brentwood Affiliates Fund, L.P.                                    60,000

Kleiner Perkins Caufield & Byers VIII                           1,462,500

KPCB VIII Information Sciences Zaibatsu Fund II                    37,500

DLJ Capital Corporation                                            30,000

DLJ First ESC L.L.C.                                              150,000

Sprout Capital VII, L.P.                                        1,304,843

The Sprout CEO Fund, L.P.                                          15,157

Epley Investors II, LLC                                           125,000

Stanford University                                                15,000

Catherine M. Hapka                                                365,094
                                                               ----------
     THIRD CLOSING TOTAL                                        6,505,094
                                                               ----------
                                                               ----------
     FIRST, SECOND & THIRD CLOSING TOTAL
                                                               12,855,094
                                                               ----------
                                                               ----------

                                      SCHEDULE C

                              Schedule of Common Holders

                                                              Number of Shares
Enterprise Partners III, L.P.                                       552,451

Enterprise Partners III Associates, L.P.                             48,039

Enterprise Partners IV, L.P.                                        300,245
                                                                    -------
                                                                    900,735
                                                                    -------
                                                                    -------

                                      EXHIBIT A

                        RESTATED CERTIFICATE OF INCORPORATION

                                  [see Exhibit 3.1]

                                      EXHIBIT B

                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  [see Exhibit 10.4]

                                      EXHIBIT C

                                VOTING TRUST AGREEMENT

                                  [see Exhibit 9.2]

                                      EXHIBIT D

                        AMENDED AND RESTATED VOTING AGREEMENT

                                  [see Exhibit 9.3]





                                         D-1